Exhibit 10.35

10% ORIGINAL ISSUE DISCOUNT SENIOR NOTE AMENDMENT

THIS 10% ORIGINAL ISSUE DISCOUNT SENIOR NOTE AMENDMENT (this “Agreement”), dated as of March 15, 2023, is entered by and among Trio Petroleum Corp., a Delaware corporation (the “Company”), and the parties identified as “Investors” on the signature pages hereto (collectively with the Company, the “Parties”).

WHEREAS, on or about September 20, 2022, the Company issued to certain investors (the “Investors”) (i) 10% Original Issue Discount Senior Notes (“Notes”), having an aggregate principal amount of $440,000, and (ii) pre-funded warrants to purchase shares of Common Stock of the Company (“Warrants”), all pursuant to a Securities Purchase Agreement entered into by and between the Company and each such investor (the “Purchase Agreement,” and together with all the transaction documents entered into in connection with the transactions contemplated therein and thereby, as amended to date, the “Transaction Documents” (as defined in the Purchase Agreement)).

WHEREAS, the Notes provide for a Maturity Date of March 20, 2023 (the “Maturity Date”), and the Company desires to extend the Maturity Date to April 30, 2023 (the “Amended Maturity Date”) in order to accommodate the consummation of the anticipated listing for trading of the Company’s shares of common stock on a national securities exchange (the “IPO”).

WHEREAS, any term of the Purchase Agreement and the Notes may be waived, modified, supplemented or amended in writing by the Company and Investors holding at least a majority in principal amount of the Notes then outstanding.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1. The recitals contained hereinabove are acknowledged by the Parties as being true and correct and are incorporated by reference herein.

2. The Investors signatory hereto, which collectively hold at least a majority in principal amount of the Notes currently outstanding, on behalf of themselves and all other Investors party to the Transaction Documents, hereby approve the amendment of the Transaction Documents to change the Maturity Date from March 20, 2023 to April 30, 2023, which shall be the new “Maturity Date” under the Transaction Documents for all purposes.

3. Subject to modifications and amendment provided herein, all of the Transaction Documents shall remain in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Investors, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Investors reserve all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise. This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith.

4. Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

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5. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

IN WITNESS WHEREOF, the undersigned have executed and delivered this 10% Original Issue Discount Note Amendment as of the date first written above.

“The Company”

/s/ Frank C. Ingriselli
Trio Petroleum Corporation
Frank C. Ingriselli, CEO

“The Investors”

GenCap Fund I LLC		Primal Nutrition, Inc.

By:	/s/ Alexander Dillon	By:	/s/ Mark Sisson
Name:	Alexander Dillon	Name:	Mark Sisson
Title:	Managing Member	Title:	President

Cavalry Investment Fund LP

By:	/s/ Thomas Walsh
Name:	Thomas Walsh
Title:	Manager

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